UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2006

WGNB CORP.
(Exact name of registrant as specified in its charter)

GEORGIA	000-30805	58-1640130
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Maple Street
Carrollton, Georgia 30117
(Address of Principal
Executive Offices)

(770) 832-3557
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 1, 2006, WGNB Corp. (the “Company”) will be a participant in the Seventh Annual Community Bank Investor Conference sponsored by Keefe, Bruyette & Woods. The Company will be giving a presentation, including historical financial data and its business strategy, to potential investors in person at The Waldorf Astoria, 301 Park Avenue, New York, New York 10022, and via webcast beginning at 10:30 a.m. Persons wishing to hear the presentation may do so at that time using the following internet address for the webcast: http://www.kbw.com/news/conference_investor.html

A copy of the Company’s slide presentation for the conference is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	WGNB Corp. Presentation for Community Bank Investor Conference to be held August 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGNB CORP.

Date: July 26, 2006	By:	/s/ Steven J. Haack
Steven J. Haack
Treasurer (Principal Financial Officer)